SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      October 23, 2001
(Date of earliest event reported)  (October 11, 2001)

CTC COMMUNICATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)
          Delaware                   0-27505            04-3469590
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)      Identification No.)

          220 Bear Hill Rd., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
(Registrant's telephone number including area code)

(Former name or former address if changed since last report)

Item 5.  Other Events

(a) On October 22, 2001, the Registrant issued the following press release:
CTC Communications Group Files for United States Patent on its
PowerPath(sm) Network

-CTC's Integrated Communications System is a New Invention-

WALTHAM, MA., October 22, 2001-CTC Communications Group Inc. (NASDAQ: CPTL)- today announced that it has applied for a United States patent on its Integrated Communications System, known as the PowerPathSM Network.

The Company's invention is a unique and integrated communications system
(ICS) that combines all voice and data communications on a single systems architecture and a single connection to the user. It enables communication between that user and any other person, business, data base or information source in the world. The overall system integrates three primary sub-systems that enable voice and data communications at substantially lower cost, significantly higher functionality and meet or exceed all technical and operating standards. The invention, although totally different from current network architectures, is a 100% replacement for these current network architectures.

Bob Fabbricatore, Chairman and CEO stated, "The Company has always believed that its unique advanced technology mosaic would enable all telecommunications services and replace traditional, or legacy, network infrastructures. Over the past two years, the Company has turned this belief into reality. This patent application is the culmination of a substantial and innovative development and integration effort that included an innovative new network architecture, voice services development and implementation and, the IS/IT systems that integrate and "glue" it all together. It is a 100% replacement for today's circuit switched, hybrid and data network infrastructures and, replaces those infrastructures at significantly lower capital and operating costs, while delivering higher functionality and enabling the web-based and e-commerce communications of the future. It is, the integrated communications system for this century".

About CTC Communications
CTC is a rapidly growing "next generation" Integrated Communications Carrier utilizing advanced technology and providing its customers with converged voice, data, Internet and video services on a broadband, packet-based network. The Company serves medium and larger business customers from Virginia to Maine, which includes the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. CTC was managing more than 535,000 access lines as of June 30, 2001.

CTC's Cisco Powered IP+ATM packet network and its 450 member sales and service teams, provide contiguous marketing and technology coverage throughout the Northeast and Mid-Atlantic States. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the Northeast. CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including dial tone local voice services implementation, the attainment of EBITDA positive results, improved margins and existing resale customer movement to the network. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Forms 10-K and 10Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

Contact: John Pittenger
CTC Communications
781-466-1302 (t)
pitt@ctcnet.com (e)
www.ctcnet.com

Contact: Alan Russell
CTC Communications
781-466-8731 (t)
arussell@ctcnet.com (e)
www.ctcnet.com


(b) On October 16, 2001, the Registrant issued the following press release:

CTC Communications' CEO Robert J. Fabbricatore Talks to The Wall Street
Transcript

NEW YORK The Wall Street Transcript has published an in-depth interview with Robert J. Fabbricatore, Chairman and CEO of CTC Communications
(Nasdaq:CPTL). Mr. Fabbricatore discussed in detail the road to becoming an Integrated Communications Carrier and how CTC's PowerPathSM Network is a 100% replacement for today's legacy voice and data networks.

The entire interview is available free online at http://www.twst.com/ceos.htm. The following are excerpts from the interview:

Fabbricatore begins with an overview of the Company. "CTC has been in the telecommunications business since the early 1980's and has been a publicly traded company since 1986. We have extensive experience and expertise in all telecommunications voice and data services at all levels within the company. We pride ourselves on our knowledge of the marketplace, the technology and what it takes to win."

Fabbricatore explains, "It is important to note that our network is relatively newly deployed and that only 10% of our 535,000 access lines were on the network as of June 30th. We will realize significant growth in margins by moving more of our existing customers on-net. When we move an existing customer on-net we double our margin for that customer. This is a significant growth engine for margin and one of the reasons we will attain EBITDA positive in the December quarter of this year and net income positive in the subsequent 12-18 months."

Looking forward, Fabbricatore states, "What we are doing right now will serve us very well as we move into the future. CTC has a unique business model, a customer-centric culture, next generation technology and prudent business management skills. We are fully funded and moving rapidly to profitability, free cash flow and internally funded growth. Our future is clear and extremely bright. As I look out over the next few years, we will not require any major course corrections in our product sets, market focus or in our technology infrastructure."

This interview is part of a 120-page Kaufman Bros., L.P. Emerging
Communications Conference Issue available at http://www.twst.com/info/info431.htm or by calling 212/952-7433

The Wall Street Transcript does not endorse the views of any interviewees nor does it make stock recommendations. For subscription information call 800/246-7673.

About CTC Communications
CTC is a rapidly growing "next generation" Integrated Communications Carrier utilizing advanced technology and providing its customers with converged voice, data, Internet and video services on a broadband, packet-based network. The Company serves medium and larger business customers from Virginia to Maine, which includes the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. CTC was managing more than 535,000 access lines as of June 30, 2001.

CTC's Cisco Powered IP+ATM packet network and its 450 member sales and service teams, provide contiguous marketing and technology coverage throughout the Northeast and Mid-Atlantic States. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the Northeast. CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including dial tone local voice services implementation, the attainment of EBITDA positive results, improved margins and existing resale customer movement to the network. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Forms 10-K and 10Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.
Contact: Alan Russell
CTC Communications
781-522-8731 (t)
pitt@ctcnet.com (e)
www.ctcnet.com

(c) On October 11, 2001, the Registrant issued the following press release:

CTC Communications Commits to Seven Year Term at a 35% Discount for "Last Mile" Broadband Connections to its Customers

Waltham, MA, October 11, 2001-CTC Communications Group Inc. (NASDAQ NM:
CPTL)- announced that it is leasing FCC tariffed T1 digital facilities on a seven year term to provide the "last mile" connection between its customers and its PowerPath(sm) Network. In exchange for a seven-year commitment, the Company receives a 35% discount on these "last mile" T1 facilities.

Within the terms of the seven-year commitment, the Company will receive a 35% discount applied to the month by month tariff price of these FCC T1 facilities. The 35% discount rate is fixed and will be applied to the month to month rate regardless of any future changes in that rate.

As of June 30, 2001 the Company had 3400 on-net customer locations in service with "last mile" facilities. The Company expects to have over 6,000 customer locations in service by calendar year end 2001 and over 16,000 in service by year-end 2002. This 35% discount represents a significant reduction in the Company's costs for "last mile" access to customers.

Bob Fabbricatore, CTC's Chairman and CEO, stated, "High speed, broadband customer access to our fiber access points and PowerPath(sm) Network is part of our core network infrastructure. T1 facilities are our primary vehicle to provide customer access up to 10 megabits and, will continue as such for the foreseeable future. Reducing the cost of these access facilities by 35% increases cash flow and further strengthens our fully funded plan. These savings will also contribute to attaining positive EBITDA in the December quarter of this year and positive Net Income in the subsequent 12 to 18 months".

The Company leases T1 broadband facilities from the Incumbent Local Exchange Carriers (ILECs) to connect its customer's locations to its packet- based PowerPath(sm) Network. The customer's voice, data and Internet services are then converged on this single broadband facility and processed by the Company's advanced technology network. This arrangements results in a 10% to 30% reduction in price to customers and margins in excess of 50% for the Company.

T1 broadband facilities are the Company's technology of choice for last mile connection to its customers. They are a proven digital access technology that is highly standardized and simple to install and maintain. The Company leases T1 and multiple T1 facilities to provide broadband customer access to its PowerPath(sm) Network, at speeds of 1.5 to 10 megabits per second.
About CTC Communications
CTC is a rapidly growing "next generation" Integrated Communications Carrier utilizing advanced technology and providing its customers with converged voice, data, Internet and video services on a broadband, packet-based network. The Company serves medium and larger business customers from Virginia to Maine, which includes the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. CTC was managing more than 535,000 access lines as of June 30, 2001.

CTC's Cisco Powered IP+ATM packet network and its 450 member sales and service teams, provide contiguous marketing and technology coverage throughout the Northeast and Mid-Atlantic States. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the Northeast. CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including dial tone local voice services implementation, the attainment of EBITDA positive results, improved margins and existing resale customer movement to the network. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Forms 10-K and 10Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

Finance Contact: John Pittenger
CTC Communications
781-466-1302 (t)
pitt@ctcnet.com (e)
www.ctcnet.com

Media Contact: Alan Russell
CTC Communications
781-466-8731 (t)
arussell@ctcnet.com (e)
www.ctcnet.com


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 23, 2001.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration